________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 30, 2003


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-10109.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Release No. 349660, the Company is filing copies of its monthly operating reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

         The Company's and each of its U.S. subsidiaries' unconsolidated, unaudited monthly operating reports for the period from November 1, 2003 to November 30, 2003 (the "Operating Reports") are filed as Exhibits 99.1 through
99.8 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. Moreover, the Operating Reports and other communications from the Company and its U.S. subsidiaries may include forward-looking statements subject to various assumptions regarding the Company's and its U.S. subsidiaries' operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.


Item 7.  Exhibits.

(c)      Exhibits.

Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for November 2003.
99.2           United States Trustee Report of American Sintered Technologies, Inc. for November 2003
99.3           United States Trustee Report of Custom Technologies Corp. for November 2003
99.4           United States Trustee Report of Escast, Inc. for November 2003
99.5           United States Trustee Report of Fansteel Holdings, Inc. for November 2003
99.6           United States Trustee Report of Phoenix Aerospace Corp. for November 2003
99.7           United States Trustee Report of Washington Manufacturing Co. for November 2003
99.8           United States Trustee Report of Wellman Dynamics Corp. for November 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  January 7, 2004

                                                                                EXHIBIT 99.1


FANSTEEL INC                                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

Monthly Operating Report
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
Required Documents
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                       December 29, 2003
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC                                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $     84,660      $    84,000        $ 83,072,871    $ 84,362,950
Loans                                         -                -                   -               -
Sale of Assets                       12,590,452       13,500,000          14,940,635      15,700,000
InterCompany Transfers                1,092,158          299,920           2,218,075       1,969,500
Other                                    64,282           51,000          11,442,358      11,050,773

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  13,831,552       13,934,920         111,673,939     113,083,223
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            140,812           129,100          16,615,366      17,118,069
Payroll Taxes                           70,356            78,850           7,833,799       7,907,732
Accounts Payable                       652,607           611,529          36,100,181      37,266,321
Profit Sharing / Pension                88,153            84,000           3,371,025       3,706,643
Insurance                              802,347           778,418          14,578,771      15,954,528
Commissions                             27,274            32,000           2,261,691       2,826,385
Utilities                               29,542            29,467           4,148,194       4,430,439
Leases / Rents                           2,272             7,325             676,047         831,212
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           703,125           715,154          11,080,613      11,159,866
Capital Expenditures                         -                 -           1,031,723       1,042,900
US Trustee Fees                              -                 -              35,250          35,250
Court Costs                                  -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total disbursements             2,516,488         2,465,844          97,732,661      102,279,344
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                      $ 11,315,064     $ 11,469,076         $ 13,941,278    $ 10,803,879
                                 ==============   ===============     ===============   =============



FANSTEEL INC                                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
 Petty Cash                             N/A        Petty cash                 $  5,442

   National City Bank              884096887        Operational              2,434,226

   National City - CBCA             18082912        Disbursement              (127,506)

   First Midwest Bank                0173906        Petty Cash                   1,054

   National City Bank              884157627        Blocked                    524,635

   National City Bank              884096908        Health Insurance              (305)

   Sale of Assets to HBD                   0        Restricted               12,590,452

   National City                   884096772        Operational                (14,272)

   National City Bank              884156747        Disbursements              (24,181)

   National City Bank               18081568        Disbursement                (5,677)

   National City Bank              884096780        Operational                 (9,142)

   Hancock Bank                   01-0101494        Payroll                      1,669

   Bancorp South                    06582837        Operational                 (2,038)

   National City                   658912591        Payroll                      1,189
                                                                           -----------

                                                                           $15,379,622
                                                                           ===========

Bank reconciliations are available.



FANSTEEL INC                                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)
                                                           Month of            CUMULATIVE
                                                        November, 2003       FILING TO DATE
                                                        --------------      ----------------
Gross Sales                                             $   256,279           $ 79,435,130
Less: Defective mat'l returned                                    -                  4,432
        Sales allowances                                          -                153,640
        Cash discounts                                            -                423,297
                                                      --------------         --------------
           Total sales deductions                                 -                 581,369
                                                      --------------         --------------
        NET SALES                                           256,279             78,853,761
                                                      --------------         --------------
Cost of Sales                                               141,153             75,885,732
                                                      --------------         --------------
        GROSS PROFIT                                        115,126              2,968,029
                                                      --------------         --------------
Selling, General & Admin. Expense
    Selling expense                                          31,642              5,845,669
    General & Admin. expense                                344,041             12,781,446
    Corporate Fees                                         (249,500)            (4,786,356)
                                                      --------------         --------------
      Total S G & A and Environ. Expense                    126,183             13,840,759
                                                      --------------         --------------
        OPERATING INCOME                                    (11,057)           (10,872,730)
                                                      --------------         --------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries                 -               (968,257)
    Other Income (Expense)                                  320,313             10,978,593
    Interest Income (Expense)                               (51,767)              (798,527)
                                                      --------------         --------------
        Other Income (Expense)                              268,546              9,211,809
                                                      --------------         --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                    257,489             (1,660,921)
                                                      --------------         --------------
REORGANIZATION ITEMS
    Professional Fees                                       287,036              8,086,262
    US Trustee Quarterly Fees                                     -                 35,250
    (Gain) Loss from sale of equipment                            -                      -
    Other Reorganization Expenses                                 -                      -
                                                      --------------         --------------
        Total Reorganization Items                          287,036              8,121,512
                                                      --------------         --------------
INCOME (LOSS) BEFORE TAXES                                  (29,547)            (9,782,433)

Provision for Taxes                                          46,000             (2,970,397)
                                                      --------------         --------------
NET INCOME (LOSS)                                     $     (75,547)         $  (6,812,036)
                                                      ==============         ==============

FANSTEEL INC                                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                        11/30/03            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     2,789,170      $  1,438,344
    Restricted cash and cash equivalents                  12,590,452                 -
    Accounts receivable - net                                511,437        14,281,299
    Inventories -net                                               -        13,747,533
    Other assets - current                                  (324,579)          805,785
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           15,566,480        30,272,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                          -                 -
    Intercompany receivable                               37,785,725        35,224,200
    Investment in subsidiaries                             6,880,855        11,970,175
    Other                                                  6,013,877           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             50,680,457        47,314,681
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                      70,891           381,348
    Buildings                                              2,360,207         4,925,497
    Machinery and equipment                                9,156,636        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            11,587,734        41,258,055
    Less: Accum. depreciation and amortization            10,372,999        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               1,214,735         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    67,461,672      $ 84,298,060
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                        11/30/03           1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       2,229,469                 -
    Accrued liabilities                                    3,885,431                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                       6,114,900                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                          -                 -
    Intercompany payable                                   3,447,003                 -
    Long-term pension liability                            7,916,369                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                        11,363,372                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                          17,478,272                 -
                                                     ---------------      ------------


LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt(1)                                       1,141,820         5,336,367
    Unsecured debt                                        71,808,689        87,314,733
    Intercompany payable                                  26,579,677        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                           99,530,186       120,550,710
                                                     ---------------      ------------
TOTAL LIABILITIES                                        117,008,458       120,550,710
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (19,511,003)      (13,024,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (45,286,892)      (45,286,892)
    Retained earnings - postpetition                      (6,812,036)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (49,546,786)      (36,252,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $    67,461,672      $ 84,298,060
                                                     ===============      ============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC                                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt of Tax       Paid    Current Month
---------------------------------------------------------------------------------------------
Withholding                          25,877           10,311        36,188             0
FICA-Employee                        11,519           (4,140)        9,170        (1,791)
FICA-Employer                        11,519           (4,141)        9,170        (1,792)
Unemployment                          5,645             (330)            0         5,315
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                ----------------------------------------------------------
   TOTAL FEDERAL TAXES             $ 54,560         $  1,700      $ 54,528       $ 1,732
                                ----------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          19,603            2,979        15,828         6,754
Unemployment                          5,778           (1,845)            0         3,933
Sales                                57,186            1,297         1,297        57,186
Income Tax                                0                0             0             0
Real Property                        90,956          (22,479)            0        68,477
Personal Property                    (6,425)          18,503             0        12,078
Other: Local                              0                0             0             0
                                ----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $167,098         $ (1,545)      $17,125      $148,428
                                ----------------------------------------------------------
TOTAL POST PETITION TAXES          $221,658         $    155       $71,653      $150,160
                                ==========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      2,229,469    0           0             0             0          2,229,469
Wages Payable                           991,289    0           0             0             0            991,289
Taxes Payable (Other than income)       150,160    0           0             0             0            150,160
Professional Fees                     1,324,376    0           0             0             0          1,324,376
Rent/Lease - Building                         0    0           0             0             0                  0
Rent/Lease - Equipment                        0    0           0             0             0                  0
Other Accrued Liabilities             1,419,606    0           0             0             0          1,419,606
Income Taxes Payable                          0    0           0             0             0                  0
Secured Debt                                  0    0           0             0             0                  0
Intercompany Payable                  3,447,003    0           0             0             0          3,447,003
Other LT Liabilities                  7,916,369    0           0             0             0          7,916,369
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $17,478,272   $0          $0            $0            $0        $17,478,272
                                   ============================================================================

FANSTEEL INC                                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

-------------------------------------------------------------------------------------------------
                                                         Dates            Amount       Check Nos.
Description of Tax              State                    Paid              Paid          or EFT
-------------------------------------------------------------------------------------------------
State Withholding               California              11/12/03          $2,547         100191
State Withholding               Connecticut             11/05/03             156         100160
State Withholding               Connecticut             11/12/03             154         100193
State Withholding               Connecticut             11/19/03             154         100231
State Withholding               Connecticut             11/26/03             580         100259
State Withholding               Illinois                11/12/03             567         100202
State Withholding               Illinois                11/26/03           1,740         100266
State Withholding               Mississippi             11/12/03           4,622         100205
State Withholding               Oklahoma                11/12/03           1,280         100209
State Withholding               Pennsylvania            11/04/03             439         100172
State Withholding               Pennsylvania            11/12/03           2,528         100210
State Withholding               Wisconsin               11/12/03             518         100214
State Withholding               Wisconsin               11/26/03             543         100286
Sales Tax - Monthly             Mississippi             11/20/03           1,297         100240
FICA & Fed W/H                  Federal                 11/05/03           1,036           EFT
FICA & Fed W/H                  Federal                 11/12/03          31,156           EFT
FICA & Fed W/H                  Federal                 11/19/03           1,020           EFT
FICA & Fed W/H                  Federal                 11/26/03          21,316           EFT
                                                                    ------------
TOTAL POST PETITION TAXES PAID                                         $  71,653
                                                                    ============


FANSTEEL INC                                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period            5,841,567
PLUS Amounts billed during the period                                        (5,756,907)
LESS Amounts collected during the period                                         84,660
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                         $0
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                         0
31-60 days old                                                                        0
61-90 days old                                                                        0
91+ days old                                                                          0
                                                                        ----------------
Total Accounts Receivable                                                             0
Amount considered uncollectible (bad debt)                                      177,400
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                     ($177,400)
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.      x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                 x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (Please insert rows if more info is needed or attached separate schedule.)
------------

1.   Sale to HBD Industries and its affiliates per asset purchase agreement as approved by
     Bankruptcy Court on October 8, 2003 and closed on November 7, 2003.

2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                      12/29/2003
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                -----------------
                                                             REPORTING PERIOD   November 30, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     ---------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    --------------
RECEIPTS
--------

A/R Collections                $ 603,298        $ 585,000         $17,655,687       $17,706,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
InterCompany Transfers            90,678                -          (1,254,601)       (1,246,000)
Other                                  -                -              27,174             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              693,976          585,000          16,428,260        16,461,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                       90,945           92,000           2,212,365         2,211,788
Payroll Taxes                     31,030           31,000           1,062,637         1,061,817
Accounts Payable                 515,389          582,000          11,759,993        11,819,214
Profit Sharing / Pension               -                -                   -                 -
Insurance                          2,050                -             302,270           300,412
Commissions                       23,685           25,000             628,778           589,892
Utilities                          2,750            3,000             474,043           488,925
Leases / Rents                         -                -                   -                 -
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
Capital Expenditures                   -                -              22,141            27,000
US Trustee Fees                    7,500            7,500              37,750            37,750
Court Costs                            -                -                   -                 -
                              -----------   --------------     ---------------    --------------
     Total disbursements         673,349          740,500          16,499,977        16,536,798
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                   $ 20,627       $ (155,500)          $ (71,717)        $ (75,159)
                              ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------
  Petty Cash                                 N/A       Petty cash     $      -

  National City Bank of PA                239732043    Payroll           2,435

  National City Bank                      884096860    Disbursement    (56,199)


                                                                      ---------
                                                                      $(53,764)
                                                                      =========

Bank reconciliations are available.



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                           November 2003       FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $   629,265         $17,980,456
Less: Defective mat'l returned                         -                   -
         Sales allowances                              -               9,037
         Cash discounts                            2,710              97,498
                                          ---------------    ----------------
            Total sales deductions                 2,710             106,535
                                          ---------------    ----------------

         NET SALES                               626,555          17,873,921
                                          ---------------    ----------------

Cost of Sales                                    552,583          14,860,195
                                          ---------------    ----------------

         GROSS PROFIT                             73,972           3,013,726
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               38,445           1,155,242
    General & Admin. expense                      30,105             714,293
    Corporate Fees                                34,000             446,355
                                          ---------------    ----------------
      Total S G & A and Environ. Expense         102,550           2,315,890
                                          ---------------    ----------------

         OPERATING INCOME                        (28,578)            697,836
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                              (5,027)           (146,016)
                                          ---------------    ----------------
         Other Income (Expense)                   (5,027)           (132,115)
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                         (33,605)            565,721
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             23,500             479,250
    US Trustee Quarterly Fees                      7,500              37,750
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               31,000             517,000
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                       (64,605)             48,721

Provision for Taxes                              (24,000)             20,000
                                          ---------------    ----------------

NET INCOME (LOSS)                               $(40,605)          $  28,721
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                      11/30/03        1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              ($53,764)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                          1,141,296        894,078
    Inventories - net                                    313,517        549,646
    Other assets - current                                76,604          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,477,653      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                            1,302,745              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,509,805      2,207,060
                                                    ------------    ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,789,746      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,721,783      5,704,900
    Less: Accum. depreciation and amortization         2,992,592      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           2,729,191      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 7,716,649    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                    11/30/03         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     562,041              -
    Accrued liabilities                                  226,796              -
    Accrued income taxes                                  13,026              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                     801,863              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  34,454              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        34,454              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                         836,317              -
                                                   ------------    ------------


LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                       1,164,271      1,056,640
    Priority debt(1)                                     154,826        306,530
    Unsecured debt                                       765,705      1,206,760
    Intercompany payable                               4,381,637      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,466,439      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,302,756      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                      28,721              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    413,893        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $ 7,716,649    $ 7,323,049
                                                    ============    ============


(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt of Tax     Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                             5,852           13,807         12,227          7,432
FICA-Employee                           4,354            6,945          7,725          3,574
FICA-Employer                           4,354            6,945          7,725          3,574
Unemployment                               79               58              0            137
Income Tax                             34,133          (21,000)             0         13,133
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -------------------------------------------------------------
   TOTAL FEDERAL TAXES                $48,772           $6,755        $27,677        $27,850
                                  -------------------------------------------------------------

STATE AND LOCAL TAXES:
---------------------
Withholding                             1,560            4,572          3,353          2,779
Unemployment                            2,419              740              0          3,159
Sales                                       0                0              0              0
Income Tax                              2,893           (3,000)             0           (107)
Real Property                          (5,341)           2,600              0         (2,741)
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $ 1,531           $4,912         $3,353         $3,090
                                  -------------------------------------------------------------
                                  -------------------------------------------------------------
TOTAL POST PETITION TAXES             $50,303          $11,667        $31,030        $30,940
                                  =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


---------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ----------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
---------------------------------------------------------------------------------------------------------------------

Accounts Payable                       562,041         0         0            0             0             562,041
Wages Payable                          144,208         0         0            0             0             144,208
Taxes Payable (Other than income)       17,914         0         0            0             0              17,914
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities               64,674         0         0            0             0              64,674
Income Taxes Payable                    13,026         0         0            0             0              13,026
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    34,454         0         0            0             0              34,454
Other LT Liabilities                         0         0         0            0             0                   0
                                   ----------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $836,317        $0        $0           $0            $0            $836,317
                                   ==================================================================================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           11/05/03       $14,559                EFT
FICA and Federal           11/19/03        13,118                EFT
State withholding          11/15/03         1,514               14371
State withholding          11/30/03         1,839               14450























                                      ------------
TOTAL POST PETITION TAXES PAID            $31,030
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $1,121,991
PLUS Amounts billed during the period                                    623,117
LESS Amounts collected during the period                                 603,298
                                                                      ----------
Total Accounts Receivable at the end of the reporting period          $1,141,810
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                          1,014,177
31-60 days old                                                            96,614
61-90 days old                                                            21,099
91+ days old                                                               9,920
                                                                      ----------
Total Accounts Receivable                                              1,141,810
Amount considered uncollectible (bad debt)                                   514
                                                                      ----------
Accounts Receivable (Net) at the end of the current period            $1,141,296
                                                                      ==========


DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                x


EXPLANATIONS: (Please insert rows if more info is needed or attached separate schedule.)


1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT

                                                                             DOCUMENT        EXPLANATION
                                                               FORM NO.      ATTACHED         ATTACHED
                                                            ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                 MOR 1            Attached
    Bank Reconciliations                                    MOR 1 (cont)     None
    Copies of bank statements                                                None
    Cash disbursement journals                                               None
Statement of operations                                     MOR 2            Attached
Balance Sheet                                               MOR 3            Attached
Status of Postpetition Taxes                                MOR 4            None
    Copies of payment receipts                                               None
    Copies of tax returns filed during reporting period                      None
Summary of Unpaid Postpetition Debts                        MOR 4            None
    Listing of aged accounts payable                                         None
Accounts Receivable Reconciliation and Aging                MOR 5            None
Debtor Questionnaire                                        MOR 5            Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                        12/29/2003
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


CUSTOM TECHNOLOGIES CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                  CURRENT MONTH                 CUMULATIVE FILING TO DATE
                            ---------------------------     ----------------------------------
                               ACTUAL       PROJECTED          ACTUAL             PROJECTED
                            -----------  --------------     ------------        --------------
RECEIPTS
--------
A/R Collections             $         -  $            -     $          -        $            -
Loans                                 -               -                -                     -
Sale of Assets                        -               -                -                     -
InterCompany Transfers              250             250            1,750                 1,750
Other                                 -               -                -                     -
                            -----------  --------------     ------------        --------------
   Total Receipts                   250             250            1,750                 1,750
                            -----------  --------------     ------------        --------------

DISBURSEMENTS
-------------

Net Payroll                           -               -                -                     -
Payroll Taxes                         -               -                -                     -
Accounts Payable                      -               -                -                     -
Profit Sharing/Pension                -               -                -                     -
Insurance                             -               -                -                     -
Commissions                           -               -                -                     -
Utilities                             -               -                -                     -
Leases/Rents                          -               -                -                     -
Bank Service Charges                  -               -                -                     -
Loans                                 -               -                -                     -
Professional Fees-Bankruptcy          -               -                -                     -
US Trustee Fees                     250             250            1,750                 1,750
Court Costs                           -               -                -                     -
                            -----------  --------------     ------------        --------------
   Total disbursements              250             250            1,750                 1,750
                            -----------  --------------     ------------        --------------


NET CASH FLOW               $         -  $            -     $          -        $            -
                            ===========  ==============     ============        ==============




CUSTOM TECHNOLOGIES CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------
STATEMENT OF OPERATIONS (MOR-2)

                                                                 Month of          CUMULATIVE
                                                              November, 2003     FILING TO DATE
                                                              --------------    -----------------
Gross Sales                                                   $            -    $             -
Less: Defective mat'l returned                                             -                  -
      Sales allowances                                                     -                  -
      Cash discounts                                                       -                  -
                                                              ---------------   ---------------
        Total sales deductions                                             -                  -
                                                              ---------------   ---------------

      NET SALES                                                            -                  -
                                                              ---------------   ---------------
Cost of Sales                                                              -                  -
                                                              ---------------   ---------------
      GROSS PROFIT                                                         -                  -
                                                              ---------------   ---------------

Selling, General & Admin. Expense
  Selling expense                                                          -                  -
  General & Admin. expense                                                 -                  -
  Corporate Fees                                                        (250)            (1,750)
                                                              ---------------   ----------------
    Total S G & A and Environ. Expense                                  (250)            (1,750)
                                                              ---------------   ----------------

      OPERATING INCOME                                                   250              1,750
                                                              ---------------   ----------------

OTHER INCOME (EXPENSE)
  Income (Loss) from Investment in Subsidiaries                            -         (4,506,380)
  Interest Expense                                                         -                  -
                                                              ---------------   ----------------
      Other Income (Expense)                                               -         (4,506,380)
                                                              ---------------   ----------------

INCOME (LOSS) BEFORE
  REORGANIZATION ITEMS                                                  (250)        (4,504,630)
                                                              ---------------   ----------------

REORGANIZATION ITEMS
  Professional Fees                                                        -                  -
  US Trustee Quarterly Fees                                              250              1,750
  (Gain) Loss from sale of equipment                                       -                  -
  Other Reorganization Expenses                                            -                  -
                                                              ---------------   ----------------
      Total Reorganization Items                                         250              1,750
                                                              --------------    ----------------
INCOME (LOSS) BEFORE TAXES                                                 -         (4,506,380)

Provision for Taxes                                                        -                  -
                                                              ---------------   ----------------

NET INCOME (LOSS)                                             $            -    $    (4,506,380)
                                                              ===============   ================




CUSTOM TECHNOLOGIES CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------


BALANCE SHEET (MOR-3)
                                                          11/30/03                 1/15/02
                                                       ---------------          --------------
ASSETS
----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              $           0           $           -
    Restricted cash and cash equivalents                            -                       -
    Accounts receivable - net                                       -                       -
    Inventories - net                                               -
    Other assets - current                                          -                       -
                                                        --------------          --------------
           TOTAL CURRENT ASSETS                                     -                       -
                                                        --------------          --------------
OTHER ASSETS
    Deferred income taxes                                           -                       -
    Intercompany receivable                             $   1,332,139               1,332,139
    Investment in subsidiaries                             35,123,978              39,630,358
    Other                                                           -                       -
                                                        --------------          --------------
           TOTAL OTHER ASSETS                              36,456,117              40,962,497
                                                        --------------          --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                            -                       -
    Buildings                                                       -                       -
    Machinery and equipment                                         -                       -
                                                        --------------          --------------
           Total property, plant and equipment                      -                       -
    Less: Accum. depreciation and amortization                      -                       -
                                                        --------------          --------------
           NET PROPERTY, PLANT AND EQUIPMENT                        -                       -
                                                        --------------          --------------
TOTAL ASSETS                                            $  36,456,117           $  40,962,497
                                                        ==============          ==============


LIABILITIES & SHAREHOLDERS' EQUITY                         11/30/03                 1/15/02
----------------------------------------------------    --------------          --------------
LIABILITIES (POSTPETITION)
----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                   $           -           $           -
    Accounts payable                                                -                       -
    Accrued liabilities                                             -                       -
    Accrued income taxes                                            -                       -
    Dividends payable                                               -                       -
                                                        --------------          --------------
           TOTAL CURRENT LIABILITIES                                -                       -
                                                        --------------          --------------
LONG-TERM DEBT - SECURED                                            -                       -
                                                        --------------          --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                       -                       -
    Deferred income taxes                                           -                       -
    Intercompany payable                                            -                       -
    Long-term pension liability                                     -                       -
                                                        --------------          --------------
           TOTAL OTHER LIABILITIES                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (POSTPETITION)                                    -                       -
                                                        --------------          --------------



LIABILITIES (PREPETITION)
----------------------------------------------------
    Secured debt                                                    -                       -
    Priority debt                                                   -                       -
    Unsecured debt                                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (PREPETITION)                                     -                       -
                                                        --------------          --------------
TOTAL LIABILITIES                                                   -                       -
                                                        --------------          --------------

SHAREHOLDERS' EQUITY
    Common stock                                                1,000                   1,000
    Capital in excess of par value                         23,380,700              23,380,700
    Equity - unearned compensation                                  -                       -
    Minimum pension liability adjustment                            -                       -
    Foreign currency translation adjustment                         -                       -
    Retained earnings - prepetition                        17,580,797              17,580,797
    Retained earnings - postpetition                       (4,506,380)                      -
                                                        --------------          --------------
           TOTAL SHAREHOLDERS' EQUITY                      36,456,117              40,962,497
                                                        --------------          --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY              $  36,456,117           $  40,962,497
                                                        ==============          ==============


CUSTOM TECHNOLOGIES CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------



DEBTOR QUESTIONNAIRE (MOR - 5)                                                   YES       NO
                                                                                ------   ------
1.  Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation
    below.                                                                                 x

2.  Have any funds been disbursed from any accounts other than a debtor in possession account in this reporting period? If yes, provide an
    explanation below.                                                                    x

3.  Have all postpetition tax returns been timely filed? If no, provide an
    explanation below.                                                            x

4.  Are workers compensation, general liability and other necessary
    insurance coverages in effect? If no, provide an explanation below.           x


                                                                                EXHIBIT 99.4


ESCAST, INC.                                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        12/29/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC.                                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------
A/R Collections               $   1,532,258     $  1,650,000     $  30,263,428    $  29,552,774
Loans                                     -                -                 -                -
Sale of Assets                            -                -           266,858           25,000
InterCompany Transfers             (292,371)        (400,000)       (1,877,142)      (1,400,000)
Other                                 5,047                -             2,234                -

                              --------------    -------------    --------------   --------------
     Total Receipts               1,244,934        1,250,000        28,655,378       28,177,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          66,235           69,542         1,852,768        1,796,880
Payroll Taxes                        20,986           22,145           683,430          661,082
Accounts Payable                  1,069,800        1,086,470        24,770,403       24,068,664
Profit Sharing / Pension                  -                -            15,128           15,000
Insurance                                 -                -            50,624           56,435
Commissions                          38,557           38,942           657,053          697,191
Utilities                             8,584            8,200           196,488          174,813
Leases / Rents                        6,705            6,705           157,476          156,701
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
Capital Expenditures                      -                -           181,892          181,000
US Trustee Fees                       8,000            8,000            48,250           48,250
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements          1,218,867        1,240,005        28,613,512       27,856,016
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $      26,067     $      9,995     $      41,866    $     321,758
                              ==============    =============    ==============   ==============



ESCAST, INC.                                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
-----------------                       -------------    -----------------      --------------
   Petty Cash                             N/A            Petty cash             $       254

   American National Bank               18080278         Disbursement                     -

   National City Bank                   884096844        Disbursement              (140,825)

   Bank One                             2135-439-0104    Payroll                     11,195

   Texas Commerce Bank                  85808720641      Disbursement                   200

Restricted Cash Florida                                  restricted                 275,958
                                                                                -------------
                                                                                $   146,782
                                                                                =============


Bank reconciliations are available.



ESCAST, INC.                                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                      Month of       CUMULATIVE
                                                  November, 2003   FILING TO DATE
                                                  -------------    --------------
Gross Sales                                       $  1,548,601      $ 32,722,386
Less: Defective mat'l returned                             530            20,430
         Sales allowances                                    1            27,357
         Cash discounts                                  2,485           170,014
                                                  -------------     -------------
            Total sales deductions                       3,016           217,801
                                                  -------------     -------------

         NET SALES                                   1,545,585        32,504,585
                                                  -------------     -------------

Cost of Sales                                        1,015,606        25,103,843
                                                  -------------     -------------

         GROSS PROFIT                                  529,979         7,400,742
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     59,595         1,345,602
    General & Admin. expense                            65,024         1,327,293
    Corporate Fees                                      56,000         1,117,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               180,619         3,790,395
                                                  -------------     -------------

         OPERATING INCOME                              349,360         3,610,347
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in
      Subsidiaries                                       4,200           307,079
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                          4,200           307,079
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                               353,560         3,917,426
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   44,000           908,750
    US Trustee Quarterly Fees                            8,000            48,250
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     52,000           957,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                             301,560         2,960,426

Provision for Taxes                                    111,278         1,061,141
                                                  -------------     -------------

NET INCOME (LOSS)                                 $    190,282      $  1,899,285
                                                  =============     =============


ESCAST, INC.                                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------


BALANCE SHEET (MOR-3)
                                                                  11/30/03            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                          $(129,176)      $   104,916
    Restricted cash and cash equivalents                              275,958                 -
    Accounts receivable - net                                       3,145,158           956,901
    Inventories - net                                                  974,394         1,085,331
    Other assets - current                                             38,416            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     4,304,750         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                                   -           575,991
    Intercompany receivable                                         2,526,845           316,912
    Investment in subsidiaries                                      2,790,894         2,619,157
    Other                                                               6,307                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       5,324,046         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                    -            68,653
    Buildings                                                               -            84,942
    Machinery and equipment                                         4,389,460         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,389,460         4,454,513
    Less: Accum. depreciation and amortization                      2,109,347         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,280,113         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                      $11,908,909       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                11/30/03            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                          $            -       $         -
    Accounts payable                                                  588,606                 -
    Accrued liabilities                                               335,595                 -
    Accrued income taxes                                              978,488                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                1,902,689                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                              332,791                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    332,791                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                    2,235,480                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt (1)                                                       -           116,378
    Unsecured debt                                                  1,120,021         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     1,959,846         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   4,195,326         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                1,899,285                 -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               7,713,583         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                      $  11,908,909       $ 8,233,914
                                                                =============       ===========

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



ESCAST, INC.                                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------


STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt. of Tax       Paid          Current Month
------------------------------------------------------------------------------------------------------
Withholding                            1,326            9,990         10,073              1,243
FICA-Employee                              0            5,113          5,113                  0
FICA-Employer                             42            5,113          5,113                 42
Unemployment                              40                3              3                 40
Income Tax                           978,488                0              0            978,488
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   -------------------------------------------------------------------
   TOTAL FEDERAL TAXES             $ 979,896          $20,219        $20,302           $979,813
                                   -------------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                              876              626            626                876
Unemployment                             151               58             58                151
Sales                                      0                0              0                  0
Income Tax                                 0                0              0                  0
Real Property                              0                0              0                  0
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   -------------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $   1,027           $  684         $  684             $1,027
                                   -------------------------------------------------------------------
                                   -------------------------------------------------------------------
TOTAL POST PETITION TAXES          $ 980,923          $20,903        $20,986           $980,840
                                   ===================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      588,606         0              0             0                0               588,606
Wages Payable                         196,985         0              0             0                0               196,985
Taxes Payable (Other than income)       2,352         0              0             0                0                 2,352
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities             136,258         0              0             0                0               136,258
Income Taxes Payable                  978,488         0              0             0                0               978,488
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                  332,791         0              0             0                0               332,791
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS           $2,235,480        $0             $0            $0               $0            $2,235,480
                                 ===========================================================================================


ESCAST, INC.                                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-----------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
-----------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                          20,986              EFT
      each  week.






















                                                         ---------
TOTAL POST PETITION TAXES PAID                            $20,986
                                                         =========


ESCAST, INC.                                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  3,126,291
PLUS Amounts billed during the period                                          1,545,585
LESS Amounts collected during the period                                       1,532,258
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  3,139,618
                                                                            ============

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------------------
0-30 days old                                                                  2,594,454
31-60 days old                                                                   489,446
61-90 days old                                                                    53,743
91+ days old                                                                       1,975
                                                                            ------------
Total Accounts Receivable                                                      3,139,618
Amount considered uncollectible (bad debt)                                        13,842
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  3,125,776
                                                                            ============


DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
----------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                    No

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                        No

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes

4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS:
------------
 (Please insert rows if more info is needed or attached separate schedule.)

1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------

REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         12/29/2003
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
InterCompany Transfers                  250           250         1,750         1,750
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                     250           250         1,750         1,750
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     17            17           399           399
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                         250           250         1,750         1,750
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                267           267         2,149         2,149
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (17)   $      (17)   $     (399)   $     (399)
                                 ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                            REPORTING PERIOD    November 30, 2003
                                                                                -----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational       $486

                                                                            -

                                                                            -
                                                                      ----------
                                                                         $486
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                            REPORTING PERIOD    November 30, 2003
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                          November, 2003       FILING TO DATE
                                         ---------------      -----------------
Gross Sales                                $          -         $          -
Less: Defective mat'l returned                        -                    -
         Sales allowances                             -                    -
         Cash discounts                               -                    -
                                         ---------------      -----------------
            Total sales deductions                    -                    -
                                         ---------------      -----------------
         NET SALES                                    -                    -
                                         ---------------      -----------------
Cost of Sales                                         -                    -
                                         ---------------      -----------------
         GROSS PROFIT                                 -                    -
                                         ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                   -                    -
    General & Admin. expense                         17                8,802
    Corporate Fees                                 (250)              (1,750)
                                         ---------------      -----------------
      Total S G & A and Environ. Expense           (233)               7,052
                                         ---------------      -----------------

         OPERATING INCOME                           233               (7,052)
                                         ---------------      -----------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in
      Subsidiaries                                    -           (1,427,117)
    Interest Expense                                  -                    -
                                         ---------------      -----------------
         Other Income (Expense)                       -           (1,427,117)
                                         ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                            233           (1,434,169)
                                         ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                 -                    -
    US Trustee Quarterly Fees                       250                1,750
    (Gain) Loss from sale of equipment                -                    -
    Other Reorganization Expenses                     -                    -
                                         ---------------      -----------------
         Total Reorganization Items                 250                1,750
                                         ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                          (17)          (1,435,919)

Provision for Taxes                                   -                    -
                                         ---------------      -----------------
NET INCOME (LOSS)                          $        (17)        $ (1,435,919)
                                         ===============      =================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                   11/30/03           1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        486      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories - net                                       -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           486               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     35,876,225        37,303,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      35,876,225        37,303,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 35,876,711      $ 37,304,227
                                                 =============    ==============

LIABILITIES & SHAREHOLDERS' EQUITY                 11/30/30           1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt            $          -      $          -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                5,973                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      5,973                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        5,973                 -
                                                 -------------    --------------



LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                           -             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,857,357        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,357        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,863,330        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 6,449,300         6,449,300
    Retained earnings - postpetition               (1,435,919)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               5,013,381         6,449,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY       $ 35,876,711      $ 37,304,227
                                                 =============    ==============



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                 Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   5,973         0            0            0              0            5,973
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $5,973        $0           $0           $0             $0           $5,973
                                 ======================================================================================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                            REPORTING PERIOD    November 30, 2003
                                                                                -----------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (Please insert rows if more info is needed or attached separate schedule.)
------------
1.



2.



3.



4.





                                                                                EXHIBIT 99.6

Phoenix Aerospace Corp.                                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                                   DOCUMENT        EXPLANATION
                                                                   FORM NO.        ATTACHED          ATTACHED
                                                                -------------    -------------    -------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                     MOR 1              Attached             No
        Bank Reconciliations                                    MOR 1 (cont)       None                 No
        Copies of bank statements                                                  None                 No
        Cash disbursement journals                                                 None                 No
Statement of operations                                         MOR 2              Attached             No
Balance Sheet                                                   MOR 3              Attached             No
Status of Postpetition Taxes                                    MOR 4              None                 No
        Copies of payment receipts                                                 None                 No
        Copies of tax returns filed during reporting period                        None                 No
Summary of Unpaid Postpetition Debts                            MOR 4              None                 No
        Listing of aged accounts payable                                           None                 No
Accounts Receivable Reconciliation and Aging                    MOR 5              None                 No
Debtor Questionnaire                                            MOR 5              Attached             No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


\s\ R. Michael McEntee                      12/29/2003
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Treasurer
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


Phoenix Aerospace Corp.                                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                             CURRENT MONTH                   CUMULATIVE FILING TO DATE
                                 ----------------------------------   --------------------------------------
                                     ACTUAL            PROJECTED            ACTUAL             PROJECTED
                                 ---------------   ----------------   -----------------    -----------------
RECEIPTS
--------
A/R Collections                  $           -     $            -     $             -      $             -
Loans                                        -                  -                   -                    -
Sale of Assets                               -                  -                   -                    -
InterCompany Transfers                     250                250               1,750                1,750
Other                                        -                  -                   -                    -

                                 --------------    ---------------    ----------------     ----------------
     Total Receipts                        250                250               1,750                1,750
                                 --------------    ---------------    ----------------     ----------------

DISBURSEMENTS
-------------

Net Payroll                                  -                 -                   -                    -
Payroll Taxes                                -                 -                   -                    -
Accounts Payable                             -                 -                   -                    -
Profit Sharing / Pension                     -                 -                   -                    -
Insurance                                    -                 -                   -                    -
Commissions                                  -                 -                   -                    -
Utilities                                    -                 -                   -                    -
Leases / Rents                               -                 -                   -                    -
Bank Service Charges                         -                 -                   -                    -
Loans                                        -                 -                   -                    -
Professional Fees-Bankruptcy                 -                 -                   -                    -
US Trustee Fees                            250               250               1,750                1,750
Court Costs                                  -                 -                   -                    -

                                 --------------    ---------------    ----------------     ----------------
     Total disbursements                   250               250               1,750                1,750
                                 --------------    ---------------    ----------------     ----------------


NET CASH FLOW                    $           -     $           -     $             -      $             -
                                 ==============    ===============    ================     ================



Phoenix Aerospace Corp.                                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                        Month of            CUMULATIVE
                                                    November, 2003         FILING TO DATE
                                                   ----------------      ----------------
Gross Sales                                        $             -       $             -
Less: Defective mat'l returned                                   -                     -
        Sales allowances                                         -                     -
        Cash discounts                                           -                     -
                                                   ----------------      ----------------
           Total sales deductions                                -                     -
                                                   ----------------      ----------------

        NET SALES                                                -                     -
                                                   ----------------      ----------------

Cost of Sales                                                  274              (116,578)
                                                   ----------------      ----------------

        GROSS PROFIT                                          (274)              116,578
                                                   ----------------      ----------------

Selling, General & Admin. Expense
    Selling expense                                              -                     -
    General & Admin. expense                                     -                     -
    Corporate Fees                                            (250)               (1,750)
                                                   ----------------      ----------------
      Total S G & A and Environ. Expense                      (250)               (1,750)
                                                   ----------------      ----------------

        OPERATING INCOME                                       (24)              118,328
                                                   ----------------      ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                (499,334)             (499,334)
    Interest Expense                                             -                     -
                                                   ----------------      ----------------
        Other Income (Expense)                            (499,334)             (499,334)
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                  (499,358)             (381,006)
                                                   ----------------      ----------------

REORGANIZATION ITEMS
    Professional Fees                                            -                     -
    US Trustee Quarterly Fees                                  250                 1,750
    (Gain) Loss from sale of equipment                           -                     -
    Other Reorganization Expenses                                -                     -
                                                   ----------------      ----------------
        Total Reorganization Items                             250                 1,750
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE TAXES                                (499,608)             (382,756)

Provision for Taxes                                              -                     -
                                                   ----------------      ----------------

NET INCOME (LOSS)                                  $      (499,608)             (382,756)
                                                   ================      ================


Phoenix Aerospace Corp.                                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                                     11/30/03             1/15/02
                                                                  --------------       -------------
ASSETS
------------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                        $          -         $         -
    Restricted cash and cash equivalents                                     -                   -
    Accounts receivable - net                                                -                   -
    Inventories - net                                                        -                   -
    Other assets - current                                                   -                   -
                                                                  --------------       -------------
           TOTAL CURRENT ASSETS                                              -                   -
                                                                  --------------       -------------
OTHER ASSETS
    Deferred income taxes                                                    -                   -
    Intercompany receivable                                            769,353             471,000
    Investment in subsidiaries                                               -                   -
    Other                                                                    -                   -
                                                                  --------------       -------------
           TOTAL OTHER ASSETS                                          769,353             471,000
                                                                  --------------       -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                     -             465,000
    Buildings                                                                -             260,000
    Machinery and equipment                                                  -                   -
                                                                  --------------       -------------
           Total property, plant and equipment                               -             725,000
    Less: Accum. depreciation and amortization                               -              43,891
                                                                  --------------       -------------
           NET PROPERTY, PLANT AND EQUIPMENT                                 -             681,109
                                                                  --------------       -------------
TOTAL ASSETS                                                      $    769,353         $ 1,152,109
                                                                  ==============       =============

LIABILITIES & SHAREHOLDERS' EQUITY                                   11/30/03             1/15/02
-------------------------------------------------------------     --------------       -------------
LIABILITIES (POSTPETITION)
------------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                             $          -         $         -
    Accounts payable                                                         -                   -
    Accrued liabilities                                                      -                   -
    Accrued income taxes                                                     -                   -
    Dividends payable                                                        -                   -
                                                                  --------------       -------------
           TOTAL CURRENT LIABILITIES                                         -                   -
                                                                  --------------       -------------
LONG-TERM DEBT - SECURED                                                     -                   -
                                                                  --------------       -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                -                   -
    Deferred income taxes                                                    -                   -
    Intercompany payable                                                     -                   -
    Long-term pension liability                                              -                   -
                                                                  --------------       -------------
           TOTAL OTHER LIABILITIES                                           -                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (POSTPETITION)                                             -                   -
                                                                  --------------       -------------


LIABILITIES (PREPETITION)
------------------------------------------------------------
    Secured debt                                                             -                   -
    Priority debt                                                            -                   -
    Unsecured debt                                                           -                   -
    Intercompany payable                                                     -                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (PREPETITION)                                              -                   -
                                                                  --------------       -------------
TOTAL LIABILITIES                                                            -                   -
                                                                  --------------       -------------
SHAREHOLDERS' EQUITY
    Common stock                                                             -                   -
    Capital in excess of par value                                     725,000             725,000
    Equity - unearned compensation                                           -                   -
    Minimum pension liability adjustment                                     -                   -
    Foreign currency translation adjustment                                  -                   -
    Retained earnings - prepetition                                    427,109             427,109
    Retained earnings - postpetition                                  (382,756)                  -
                                                                  --------------       -------------
           TOTAL SHAREHOLDERS' EQUITY                                  769,353           1,152,109
                                                                  --------------       -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $   769,353         $ 1,152,109
                                                                  ==============       =============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                         YES      NO
-------------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.             X
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
     below.                                                                                      X
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                                X
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.               X



EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.   Sale to HBD Industries and its affiliates per asset purchase agreement as approved by Bankruptcy
     Court on October 8, 2003 and closed on November 7, 2003.


2.



3.



4.


                                                                                EXHIBIT 99.7


WASHINGTON MANUFACTURING CO.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT

                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1          Yes             No
    Bank Reconciliations                                  MOR 1 (cont)   Available       No
    Copies of bank statements                                            Available       No
    Cash disbursement journals                                           Available       No
Statement of operations                                   MOR 2          Yes             No
Balance Sheet                                             MOR 3          Yes             No
Status of Postpetition Taxes                              MOR 4          Yes             No
    Copies of payment receipts                                           Available       No
    Copies of tax returns filed during reporting period                  Available       No
Summary of Unpaid Postpetition Debts                      MOR 4          Yes             No
        Listing of aged accounts payable                                 Available       No
Accounts Receivable Reconciliation and Aging              MOR 5          Yes             No
Debtor Questionnaire                                      MOR 5          Yes             No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

  /s/ R. Michael McEntee                         12/29/2003
--------------------------------------------     -------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Vice President
--------------------------------------------     -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual


WASHINGTON MANUFACTURING CO.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                 Month of          CUMULATIVE
                                              November, 2003    FILING TO DATE
                                              --------------   ----------------

Gross Sales                                    $  714,347         $22,879,262
Less: Defective mat'l returned                     27,626             (37,618)
        Sales allowances                           15,431             948,418
        Cash discounts                              2,937             208,115
           Total sales deductions             -----------       --------------
                                                   45,994           1,118,915
                                              -----------       --------------

        NET SALES                                 668,353          21,760,347
                                              -----------       --------------

Cost of Sales                                     725,135          19,481,563
                                              -----------       --------------

        GROSS PROFIT                             (56,782)           2,278,784
                                              -----------       --------------

Selling, General & Admin. Expense
    Selling expense                               49,065            1,240,472
    General & Admin. expense                      93,314            1,653,812
    Corporate Fees                                52,000            1,056,000
                                              -----------       --------------
      Total S G & A and Environ. Expense         194,379            3,950,284
                                              -----------       --------------

        OPERATING INCOME                        (251,161)          (1,671,500)
                                              -----------       --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -               (9,848)
    Interest Expense                                   -                     -
                                              -----------       --------------
       Other Income (Expense)                          -               (9,848)
                                              -----------       --------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                        (251,161)          (1,681,348)
                                              -----------       --------------

REORGANIZATION ITEMS
    Professional Fees                             39,000               832,250
    US Trustee Quarterly Fees                      8,000                47,750
    (Gain) Loss from sale of equipment                 -                     -
    Other Reorganization Expenses                      -                     -
                                              -----------       --------------
        Total Reorganization Items                47,000               880,000
                                              -----------       --------------

INCOME (LOSS) BEFORE TAXES                      (298,161)           (2,561,348)

Provision for Taxes                             (104,000)             (877,000)
                                              -----------       --------------

NET INCOME (LOSS)                              $(194,161)        $  (1,684,348)
                                              ===========       ==============




WASHINGTON MANUFACTURING CO.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

BALANCE SHEET (MOR-3)

                                                  11/30/03            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $   (118,443)      $     23,265
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                       824,535          1,161,243
    Inventories - net                             1,690,241          1,498,330
    Other assets - current                          585,519            469,960
                                               -------------      -------------
           TOTAL CURRENT ASSETS                   2,981,852          3,152,798
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                           803,718             36,697
    Intercompany receivable                       9,523,702          9,366,952
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                    10,327,420          9,403,649
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                             40,211             40,211
    Buildings                                     1,261,154          1,261,154
    Machinery and equipment                       4,566,705          4,195,650
                                               -------------      -------------
           Total property, plant and equipment    5,866,070          5,497,015
    Less: Accum. depreciation and amortization    3,956,095          3,573,615
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT      1,911,975          1,923,400
                                               -------------      -------------
TOTAL ASSETS                                   $ 15,221,247       $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                11/30/03            1/15/02
------------------------------------------       -----------        -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $     20,831       $          -
    Accounts payable                                453,201                  -
    Accrued liabilities                             478,565                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                952,597                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                             66,276                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                          2,121,838                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                2,121,838                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                  3,140,711                  -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt (1)                                     -            320,225
    Unsecured debt                                  524,582            919,320
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                     524,582          1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                 3,665,293          1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                      1,000              1,000
    Capital in excess of par value                2,951,859          2,951,859
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition              10,287,443         10,287,443
    Retained earnings - postpetition             (1,684,348)                 -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY            11,555,954         13,240,302
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $ 15,221,247       $ 14,479,847
                                               =============      =============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                             CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  November 30, 2003
                                                              -----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $888,864
PLUS Amounts billed during the period                                  700,480
LESS Amounts collected during the period                               796,164
                                                                 ---------------
Total Accounts Receivable at the end of the reporting period          $793,180
                                                                 ===============

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                          528,767
31-60 days old                                                         187,303
61-90 days old                                                          20,335
91+ days old                                                            56,775
                                                                 ---------------
Total Accounts Receivable                                              793,180
Amount considered uncollectible (bad debt)                              50,410
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period            $742,770
                                                                 ===============


DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                        NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.           YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                  YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


Washington Manufacturing Co.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

STATUS OF POST PETITION TAXES (MOR-4)
--------------------------------------------------------------------------------------------------------
                                                                                          Tax Liability
                                           Beginning     Amt. Withheld       Amount         at end of
FEDERAL TAXES:                           Tax Liability   or Amt. of Tax       Paid        Current Month
--------------------------------------------------------------------------------------------------------
Withholding                                      0           28,210         28,210                 0
FICA-Employee                                    0           20,357         20,357                 0
FICA-Employer                                  716           20,357         20,357               716
Unemployment                                     0              275            275                 0
Income Tax                                       0                0              0                 0
Foreign Income Tax                               0                0              0                 0
Other:                                           0                0              0                 0
                                        ----------------------------------------------------------------
   TOTAL FEDERAL TAXES                     $   716          $69,199        $69,199              $716
                                        ----------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                                      0           12,180         12,180                 0
Unemployment                                    21            1,923          1,923                21
Sales                                       (1,012)             172              0              (840)
Income Tax                                       0                0              0                 0
Real Property                               15,518            3,879              0            19,397
Personal Property                                0                0              0                 0
Other: Describe                                  0                0              0                 0
                                        ----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES              $14,527          $18,154        $14,103           $18,578
                                        ----------------------------------------------------------------
                                        ----------------------------------------------------------------
TOTAL POST PETITION TAXES                  $15,243          $87,353        $83,302           $19,294
                                        ================================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Number of Days Past Due
                                       --------------------------------------------------------------------------------------------
                                          Current         30 days       31-60 days        61-90 days     over 90 days         Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                          453,201             0             0                  0               0            453,201
Wages Payable                             275,912             0             0                  0               0            275,912
Taxes Payable (Other than income)          19,294             0             0                  0               0             19,294
Professional Fees                               0             0             0                  0               0                  0
Rent/Lease - Building                           0             0             0                  0               0                  0
Rent/Lease - Equipment                     17,104             0             0                  0               0             17,104
Other Accrued Liabilities                 166,255             0             0                  0               0            166,255
Deferred Income Taxes Payable                   0             0             0                  0               0                  0
Secured Debt                               87,107             0             0                  0               0             87,107
Intercompany Payable                    2,121,838             0             0                  0               0          2,121,838
Other LT Liabilities                            0             0             0                  0               0                  0
                                       --------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS               $3,140,711            $0            $0                 $0              $0         $3,140,711
                                       ============================================================================================


Washington Manufacturing Co.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
---------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax                            Paid             Paid           or EFT
---------------------------------------------------------------------------------------
FWT-2040015100                              Weekly            28,210         EFT to ADP
FICA - 2040025100 - Employee                Weekly            20,357         EFT to ADP
FICA - 2040035100 - Employer                Weekly            20,357         EFT to ADP
FUI - 2042605100                            Weekly               275         EFT to ADP
SWT - IA - 2041155100                       Weekly            11,758         EFT to ADP
SUI - IA - 2042155100                       Weekly             1,923         EFT to ADP
SWT - IL - 2041135100                       Weekly               422         EFT to ADP















                                                           ----------
TOTAL POST PETITION TAXES PAID                               $83,302
                                                           ==========


WASHINGTON MANUFACTURING CO.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR - 1)

                                             CURRENT MONTH                   CUMULATIVE FILING TO DATE
                                 ----------------------------------   --------------------------------------
                                     ACTUAL            PROJECTED            ACTUAL             PROJECTED
                                 ---------------   ----------------   -----------------    -----------------
RECEIPTS
--------
A/R Collections                  $     796,164     $      911,172     $    22,556,330      $    22,932,970
Loans                                        -                  -                   -                    -
Sale of Assets                               -                  -                   -                    -
InterCompany                           270,572            300,000           1,965,088              755,000
Other                                    9,346                  -              73,508                1,176

                                 --------------    ---------------    ----------------     ----------------
     Total Receipts                  1,076,082          1,211,172          24,594,926           23,689,146
                                 --------------    ---------------    ----------------     ----------------

DISBURSEMENTS
-------------

Net Payroll                            185,225           184,110            5,286,200            5,360,798
Payroll Taxes                           83,302            83,352            2,704,357            2,514,206
Accounts Payable                       708,233           706,268           13,839,383           12,784,414
Profit Sharing / Pension                21,591            21,943              516,811              475,782
Insurance                                1,706             2,000              701,038              615,541
Commissions                             34,742            35,000              990,962            1,016,937
Utilities                               12,411            13,000              311,190              292,498
Leases / Rents                           4,194             5,000               88,449               95,000
Bank Service Charges                         -                 -                    -                    -
Loans                                        -                 -                4,358                    -
Professional Fees-Bankruptcy                 -                 -                    -                    -
Capital Expenditures                         -                 -              246,136              247,000
US Trustee Fees                          8,000             8,000               47,750               47,750
Court Costs                                  -                 -                    -                    -

                                 --------------    ---------------    ----------------     ---------------
     Total disbursements             1,059,403        $1,058,674           24,736,634           23,449,925
                                 --------------    ---------------    ----------------     ---------------


NET CASH FLOW                    $      16,679     $     152,498     $       (141,708)    $        239,221
                                 ==============    ===============    ================     ================



Washington Manufacturing Co.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

BANK RECONCILIATION (MOR 1 CONT)
                                               Account                                       Book
Balance per Books                              Number                Account Type          Balance
                                           --------------        -------------------    ------------
  US Bank                                    1 964 5603 8997      Payroll - Hourly      $       100

  US Bank                                    1 964 5603 8005      Payroll - Salaried           (728)

  Petty Cash                                                      Petty Cash                    421

  National City                              884096836            Disbursement-AP          (118,236)

                                                                                                  -

                                                                                                  -
                                                                                         -----------
                                                                                         $ (118,443)
                                                                                         ===========
Bank reconciliations are available.


                                                                                EXHIBIT 99.8

WELLMAN DYNAMICS CORP.                                                     CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                        12/29/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WELLMAN DYNAMICS CORP.                                                     CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $  1,889,776     $  1,656,913        $41,152,199     $   41,089,835
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany Transfer                      (182,438)        (200,420)        (1,056,670)           (82,000)
Other                                        11,680                -             73,128                  -
                                       ------------     ------------        -----------     --------------
     Total Receipts                       1,719,018        1,456,493         40,168,657         41,007,835
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 354,788          355,380          8,837,005          9,061,467
Payroll Taxes                               171,008          172,154          4,894,043          4,679,093
Accounts Payable                          1,042,862        1,098,633         21,517,843         21,415,624
Profit Sharing / Pension                          -                -            455,377            516,978
Insurance                                     3,650            3,700          2,075,352          1,994,991
Commissions                                  39,372           39,372            782,752            804,611
Utilities                                    53,565           53,497          1,286,133          1,297,460
Leases/Rents                                 20,676           20,746            643,465            624,210
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -                  -                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
Capital Expenditures                              -                -                  -                  -
US Trustee Fees                               8,000            8,000             54,250             54,250
Court Costs                                       -                -                  -                  -
                                       ------------     ------------        -----------     --------------
     Total disbursements                  1,693,920        1,751,482         40,546,221         40,448,684
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $     25,098     $   (294,989)       $  (377,564)    $      559,152
                                       ============     ============        ===========     ==============




WELLMAN DYNAMICS CORP.                                                     CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                      Account                           Book
Balance per Books                     Number        Account Type       Balance
                                    ----------   -----------------   -----------
  Petty Cash                        N/A          Petty Cash          $    1,000

  Iowa State Savings Bank           18082912     Payroll             $   12,504

  National City Bank                884096828    Disbursement        $ (136,223)

                                                                              -

                                                                     -----------

                                                                     $ (122,719)
                                                                     ===========

Bank reconciliations are available.




WELLMAN DYNAMICS CORP.                                                     CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of          CUMULATIVE
                                            November 2003      FILING TO DATE
                                            --------------   -------------------

Gross Sales                                  $ 1,568,866      $  41,711,811
Less: Defective mat'l returned                         -                  -
      Sales allowances                            54,948          1,185,241
      Cash discounts                               1,133             50,016
                                             ------------     -------------
       Total sales deductions                     56,081          1,235,257
                                             ------------     -------------

      NET SALES                                1,512,785         40,476,554
                                             ------------     -------------

Cost of Sales                                  1,381,785         37,986,424
                                             ------------     -------------

     GROSS PROFIT                                131,000          2,490,130
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                  51,067         1,237,882
  General & Admin. expense                         53,014         1,249,078
  Corporate Fees                                   76,000         1,794,000
                                             ------------     -------------
   Total S G & A and Environ. Expense             180,081         4,280,960
                                             ------------     -------------

     OPERATING INCOME                             (49,081)       (1,790,830)
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                                -           (32,583)
  Interest Expense                                      -                 -
                                             ------------     -------------
   Other Income (Expense)                               -           (32,583)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                             (49,081)       (1,823,413)
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                 61,000         1,430,750
 US Trustee Quarterly Fees                          8,000            54,250
 (Gain) Loss from sale of equipment                     -                 -
 Other Reorganization Expenses                          -                 -
                                             ------------     -------------
  Total Reorganization Items                      69,000          1,485,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                      (118,081)        (3,308,413)

Provision for Taxes                              (40,000)        (1,106,000)
                                             ------------     -------------

NET INCOME (LOSS)                            $   (78,081)     $  (2,202,413)
                                             ============     =============




WELLMAN DYNAMICS CORP.                                                     CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                  11/30/03            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents           $(122,719)       $  254,845
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                        2,571,732         2,712,548
  Inventories - net                                3,977,994         6,262,631
  Other assets - current                             488,567           227,047
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       6,915,574         9,457,071
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                            1,041,802           919,242
  Intercompany receivable                         14,519,055        13,580,933
  Investment in subsidiaries                               -                 -
    Other                                          1,013,740               563
                                               -------------      -------------
        TOTAL OTHER ASSETS                        16,574,597        14,500,738
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                               233,419           233,419
  Buildings                                        3,931,795         3,931,795
  Machinery and equipment                          9,948,046         9,944,774
                                               -------------      -------------
        Total property, plant and equipment       14,113,260        14,109,988
  Less: Accum. depreciation and amortization      12,745,680        12,262,052
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,367,580         1,847,936
                                               -------------      -------------
TOTAL ASSETS                                    $ 24,857,751      $ 25,805,745
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                11/30/03            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                 1,048,698                 -
  Accrued liabilities                              1,932,180                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                  2,980,878                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation        1,166,000                 -
  Deferred income taxes                                    -                 -
  Intercompany payable                               330,912                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                    1,496,912                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                   4,477,790                 -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt (1)                                        -         1,814,744
  Unsecured debt                                   5,511,226         6,919,853
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                    5,511,226         8,734,597
                                               -------------      -------------
TOTAL LIABILITIES                                  9,989,016         8,734,597
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                  15,939,486        15,939,486
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                  1,130,662         1,130,662
  Retained earnings - postpetition                (2,202,413)                -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                14,868,735        17,071,148
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 24,857,751      $ 25,805,745
                                               =============      ==============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                     CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt. of Tax       Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                       9,067           63,382         62,897              9,552
FICA-Employee                    10,526           38,492         39,492              9,526
FICA-Employer                    10,526           38,492         39,492              9,526
Unemployment                        784              (42)             0                742
Income Tax                            0                0              0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                           ------------------------------------------------------------------
 TOTAL FEDERAL TAXES            $30,902         $140,323       $141,880            $29,345
                           ------------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                      15,485           26,216         29,128             12,573
Unemployment                      5,085              829              0              5,914
Sales                                 0                0              0                  0
Income Tax                            0                0              0                  0
Real Property                    76,120            6,422              0             82,542
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $96,690          $33,467        $29,128           $101,029
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES      $127,592         $173,790       $171,008           $130,374
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   -------------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                   1,048,698                0              0             0                     0          1,048,698
Wages Payable                        650,661                0              0             0                     0            650,661
Taxes Payable (Other than income)    130,374                0              0             0                     0            130,374
Professional Fees                     63,586                0              0             0                     0             63,586
Rent/Lease - Building                      0                0              0             0                     0                  0
Rent/Lease - Equipment                     0                0              0             0                     0                  0
Other Accrued Liabilities          1,087,559                0              0             0                     0          1,087,559
Income Taxes Payable                       0                0              0             0                     0                  0
Secured Debt                               0                0              0             0                     0                  0
Intercompany Payable                 330,912                0              0             0                     0            330,912
Other LT Liabilities               1,166 000                0              0             0                     0          1,166,000
                                   ------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS          $4,477,790               $0             $0            $0                    $0         $4,477,790
                                   ================================================================================================





WELLMAN DYNAMICS CORP.                                                     CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
--------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
--------------------------------------------------------------------------------
SWCC - la W/H                         11/10/03      $15,515            115865
SWCC - la W/H                         11/25/03       13,613            116050
FIT PAYMENT                           11/05/03        9,068          34752514
FICM-FICA PAYMENT                     11/05/03       12,608          34752514
FIT PAYMENT                           11/12/03       24,790          35492184
FICM-FICA PAYMENT                     11/12/03       27,867          35492184
FIT PAYMENT                           11/19/03        8,864          36230513
FICM-FICA PAYMENT                     11/19/03       12,485          36230513
FIT PAYMENT                           11/26/03       20,175          36981298
FICM-FICA PAYMENT                     11/26/03       26,023          36981298

















                                                   --------
TOTAL POST PETITION TAXES PAID                     $171,008
                                                   ========




WELLMAN DYNAMICS CORP.                                                     CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2003
                                                                                -----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $2,879,445
PLUS Amounts billed during the period                                1,747,334
LESS Amounts collected during the period                             1,889,776
                                                                    ------------
Total Accounts Receivable at the end of the reporting period         2,737,003
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                        1,747,815
31-60 days old                                                         542,576
61-90 days old                                                         336,519
91+ days old                                                           110,093
                                                                 ---------------
Total Accounts Receivable                                            2,737,003
Amount considered uncollectible (bad debt)                             165,271
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $2,571,732
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                        NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.
